                                                                 Exhibit 3-294
--------------------------------------------------------------------------------

                                               Filed in the Department of
                                               State on JUL 03 1989

                                               /s/ [Graphic Signature Omitted]
                                               --------------------------------
                                               Secretary of the Commonwealth

                                  1516567-001
                           ARTICLES OF CONSOLIDATION
                          COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE
                               CORPORATION BUREAU

   In compliance with the requirements of Section 903 of the Business Corporation Law, act of May 5, 1933, P.L. 364 (15 P.S. ss.1903), the undersigned corporations, desiring to effect a consolidation, hereby certify that:

   1. The name of the new corporation is Life Support Ambulance, Inc.

   2. The new corporation is a domestic corporation and the location of its registered office in the Commonwealth is 4730 Market Street, Philadelphia, Pennsylvania 19139.

   3. The name and the location of the registered office of each domestic business corporation which is a party to the plan of consolidation are as follows:

    Hospital Support Services, Inc.                  750685-005
    306 S. 69th Street
    Upper Derby. PA 19082

    PTS Ambulance, Inc,                              858205-003
    2041 N. Second Street
    Philadelphia, PA 19122

   4. The plan of consolidation shall be effective upon filing these Articles of Consolidation in the Department of State.

   5. The manner in which the plan of consolidation was adopted by each domestic corporation is as follows:

   HOSPITAL SUPPORT SERVICES, INC.          Approved by Consents in
                                            writing, setting forth the
                                            action so taken, signed by
                                            the Board of Directors and
                                            all of the Shareholders
                                            entitled to vote thereon
                                            and filed with the Secretary
                                            of the Corporation.

   PTS AMBULANCE, INC                       Approved by Consents in
                                            writing, setting forth the
                                            action so taken, signed by
                                            the Board of Directors and
                                            all of the Shareholders
                                            entitled to vote thereon
                                            and filed with the Secretary
                                            of the Corporation.

    6. The plan of consolidation is set forth in Exhibit A, attached hereto and made a part hereof.

   IN TESTIMONY WHEREOF, each undersigned corporation has caused these Articles of Consolidation to be signed by a duly authorized officer and its corporate seal duly attested by another such officer to be hereunto affixed this____day of June, 1989.

                                                HOSPITAL SUPPORT SERVICES, INC.

                                                    /s/ Frank McCauley
                                                By: ----------------------------
                                                    Frank McCauley, President

Attest:

Michael Veloric
---------------------------
Michael Veloric, Secretary
[CORPORATE SEAL]

                                                PTS AMBULANCE, INC.

                                                    /s/ Frank McCauley
                                                By: ----------------------------
                                                    Frank McCauley, President

Attest:

Michael Veloric
---------------------------
Michael Veloric, Secretary
[CORPORATE SEAL]

                             PLAN OF CONSOLIDATION

                       Providing for the Consolidation of

                 Hospital Support Services, Inc. ("Parent") and
              PTS Ambulance, Inc. ("Subsidiary") (collectively the
                           "Consolidating Entities")

                                      Into

                 Life Support Ambulance, Inc. ("Life Support")

   (1) Consolidating Entities shall consolidate and become Life Support on the Effective Date of the Consolidation (hereinafter defined), and the separate existence of each of the Consolidating Entities shall thereupon cease.

   (2) Life Support shall be formed as a domestic corporation pursuant to the provisions of the Pennsylvania Business Corporation Law, and the Articles of Incorporation of Life Support are set forth as follows:

                           ARTICLES OF INCORPORATION

     In compliance with the requirements of the Business Corporation Law, Act of May 5, 1933, P.L. 364, as amended, the Articles of Incorporation of Life Support Ambulance, Inc. are as follows:

     1. The name of the Corporation is Life Support Ambulance, Inc.

     2. The location and post office address of its current registered office is 473O Market Street, Philadelphia, PA 19139.

     3. The Corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania

                                  Exhibit "A"

       for the purpose or purposes of engaging in or doing any lawful act concerning any or all lawful business for which corporations may be incorporated under the Pennsylvania Business Corporation Law.

     4. The term for which the Corporation is to exist is perpetual.

     5. The authorized capital stock of the corporation is 1000 shares of voting common stock, of the par value of $1.00 per share.

     6. The shareholders of the Corporation shall not have the right to cumulate their votes for the election of directors of the Corporation.

   (3) On the Effective Date of the Consolidation, each issued and outstanding share of capital stock of: (a) Parent will, by virtue of the Consolidation and without any action on the part of the holders thereof, be converted into one
(l) share of capital stock of Life Support; and (b) Subsidiary will, by virtue of the Consolidation and without any action on the part of the holders thereof, be cancelled without conversion or issuance of any shares of stock, other securities or obligations of Life Support.

   (4) the Board of Directors and the Officers of Consolidating Entities on the Effective Date of the Consolidation shall be the Board of Directors and Officers of Life Support as the new corporation until all or any of them shall be removed or their respective terms of office shall expire.

   (5) Following the Effective Date of the Consolidation, all the property, real, personal, and mixed, and franchises of Consolidating Entities shall be deemed to be transferred to and vested in Life Support as the new corporation.

   (6) Following the Effective Date of the Consolidation, Life Support shall be responsible for all liabilities and obligations of Consolidating Entities and all rights of creditors, liens upon any property of Consolidating Entities and claims or actions pending against Consolidating Entities shall be preserved unimpaired and may be enforced against Life Support as the new corporation.

   (7) After this plan has been duly approved in the manner required by law, appropriate Articles of Consolidation shall be executed and filed with the Commonwealth of Pennsylvania.

   (8) The Effective Date of the Consolidation shall be the date of filing of Articles of Consolidation with the Commonwealth of Pennsylvania.

                          Commonwealth of Pennsylvania

                            [Graphic Crest Omitted]

                              Department of State

              TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

   WHEREAS, Under the terms of the Business Corporation Law, approved May 5, 1993, P.L. 364, as amended, and the Professional Corporation Law under Act No. 160, approved July 9, 1970, the Department of State is authorized and required to issue a

                          CERTIFICATE OF CONSOLIDATION

evidencing the consolidation of one or more corporations into a new corporation formed under the provisions of that law.

   AND WHEREAS, The stipulations and conditions of that law relating to the consolidation of such corporations have been fully complied with by PTS AMBULANCE, INC. and HOSPITAL SUPPORT SERVICES, INC.

   THEREFORE, KNOW YE, That subject to the Constitution of this Commonwealth, and under the authority of the Business Corporation Law, approved May 5, 1933, P.L. 364, as amended, I DO BY THESE PRESENTS, which I have caused to be sealed with the Great Seal of the Commonwealth, consolidate the above named corporations into:

                          LIFE SUPPORT AMBULANCE, INC.

which shall hereafter be invested with and have and enjoy all the powers, privileges and franchises incident to a domestic business corporation, and be subject to all the duties, requirements and restrictions specified and enjoined in and by the Business Corporation Law and all other applicable laws of this Commonwealth.

                        GIVEN under my Hand and the Great Seal of the
                              Commonwealth, at the City of Harrisburg, this 3rd day of July in the year of our Lord one thousand nine hundred and eighty-nine and of the Commonwealth the two hundred and thirteenth.

                              /s/ [Graphic Signature Omitted]
                              --------------------------------------------------
                                         Secretary of the Commonwealth

Microfilm Number 91291067      Filed with the Department of State on MAY 9 1991

Entity Number 1516567                       /s/ [Graphic Signature Omitted]
                                        ---------------------------------------
                                             Secretary of the Commonwealth


                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                                        o

Indicate type of entity (check one):

|X|  Domestic Business Corporation         |_|  Limited Partnership

|_|  Foreign Business Corporation          |_|  Foreign Nonprofit Corporation

|_|  Domestic Nonprofit Corporation

1. The name of the corporation or limited partnership is: LIFE SUPPORT AMBULANCE INC.
--------------------------------------------------------------------------------
2. The address of this corporation's or limited partnership's current (a) registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following address to conform to the records of the Department):

      4730 Market Street,    Philadelphia,   Pennsylvania    19103  Philadelphia
   (a) -------------------------------------------------------------------------
     Number and Street         City           State          Zip          County

   (b) -------------------------------------------------------------------------
     Name of Commercial Registered Office Provider                        County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is (complete part (a) or (b)):

     c/o C T CORPORATION SYSTEM, 1635 Market Street, Pennsylvania, Pa.   19103    Philadelphia
   (a) ---------------------------------------------------------------------------------------
     Number and Street               City               State             Zip           County

   (b) ---------------------------------------------------------------------------------------
        Name of Commercial Registered Office Provider                                  County

   For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

4. Such change was authorized by the Board of Directors of the corporation. (not applicable to limited partnerships)

   IN TESTIMONY WHEREOF the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 29th day of April 1991.

[Graphic Seal Omitted]                  LIFE SUPPORT AMBULANCE INC.
                                        ----------------------------------------
                                         Name of Corporation/Limited Partnership


                                             /s/ James J. Wankmiller
                                         BY: -----------------------------------
                                                       (Signature)

                                                Secretary
                                         TITLE: --------------------------------
                                                James J. Wankmiller, Secretary

Microfilm Number _______       Filed with the Department of State on SEP 08 1997

Entity Number 1514547                   /s/ [Graphic Signature Omitted]
                                        ----------------------------------------
                                             Secretary of the Commonwealth


              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                             DSCB: 15-1915 (Rev 90)


   In compliance with the requirements of 15 Pa.C.S. ss. 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

   1. The name of the corporation is: Life Support Ambulance, Inc.
     ---------------------------------------------------------------------------
   2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a) -------------------------------------------------------------------------
       Number and Street          City         State        Zip           County

       c/o C T Corporation System, Inc.                             Philadelphia
   (b) -------------------------------------------------------------------------
     Name of Commercial Registered Office Provider                        County

    For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

   3. The statute by or under which it was incorporated is: Business Corporation Law of 1988

   4. The date of its incorporation is: July 3, 1989

   5. (Check, and if appropriate complete, one of the following):

      |X| The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

      |_| The amendment shall be effective on: ___________ at _________
                                                Date          Hour

   6. (Check one of the following):

      |_| The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. ss. 1914(a) and (b).

      |X| The amendment was adopted by the board of directors pursuant to 15
          Pa.C.S. ss. 1914(c).

   7. (Check, and if appropriate complete, one of the following):

      |X| The amendment adopted by the corporation, set forth in full, is as follows:

       1. The name of the corporation is Network Ambulance Services, Inc.
       2. The address of this corporation's current registered office in this Commonwealth and the county of venue is: c/o Genesis Health Ventures, Inc., 148 W. State Street, Kennett Square, PA 19348, Chester.

DSCB: 15-1915 (Rev 90)-2
      |_| The amendment adopted by the corporation as set forth in full in Exhibit A attached hereto and made a part hereof.

   3. |_| The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

   IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this Fifth day of September, 1997.


                                     Life Support Ambulance, Inc.
                                     -------------------------------------------
                                             (Name of Corporation)

                                         /s/ [Graphic Signature Omitted]
                                     BY: ---------------------------------------
                                                  (Signature)

                                            Chairman and Chief Executive Officer
                                     TITLE: ------------------------------------

                                 200202 8- 1538

Microfilm Number              Filed with the Department of State on MAR 12 2002

Entity Number 1516567                   /s/ [Graphic Signature Omitted]
                                        ---------------------------------------
                                       ACTING Secretary of the Commonwealth


              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                             DSCB: 15-1915 (Rev 90)


   In compliance with the requirements of 15 Pa.C.S. ss. 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is: Network Ambulance Services, Inc.

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a) 148 W. State Street    Kennett Square      PA       19348         Chester
    ----------------------------------------------------------------------------
    Number and Street          City             State      Zip           County
    ----------------------------------------------------------------------------
    (b) c/o:
            --------------------------------------------------------------------
            Name of Commercial Registered Office Provider                 County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: Pennsylvania Business Corporation Law of 1988.

4. The date of its incorporation is: July 3, 1989

5. (Check, and if appropriate complete, one of the following):

    |X| The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

         The amendment shall be effective on:____________ at ______________
                                                 Date            Hour

6. (Check one of the following):

    |X| The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. ss. 1914(a) and (b).

    |_| The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. ss. 1914(c).

7. (Check, and if appropriate complete, one of the following):

    |X|  The amendment adopted by the corporation is as follows:

         Article 1 of the Articles of Incorporation shall be amended in its entirety to read as follows:

         "1. The name of the corporation is Ye Olde Ambulance Company, Inc."

         Article 2 of the Articles of Incorporation shall be amended in its entirety to read as follows:

         "2. The address of the corporation's current registered office in this Commonwealth is 101 East State Street, Kennett Square, PA 19348, Chester County."

8. (Check if the amendment restates the Articles):

    |_| The restated Articles of Incorporation superseded the original Articles and all amendments thereto.

     PA DEPT. OF STATE
     MAR 12 2002

                                 200202 8- 1539

   IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 25th day of February, 2002

                                        Network Ambulance Services, Inc.

                                           /s/[Graphic Signature Omitted]
                                        By:-------------------------------------
                                           Michael Sherman
                                           Vice President, General Counsel -
                                           Strategic Development